Energy Transfer Partners, L.P. Presentation to Wachovia Pipeline Conference December 5, 2006 Exhibit 99.1

ETP Overview
ETP (NYSE: ETP) is the 3
rd
largest MLP with a market
capitalization of approximately $7.4 billion and a total
enterprise value of approximately $10.0 billion
ETP operates natural gas midstream, transportation and
storage operations, which are substantially fee based
ETP owns the largest intrastate natural gas system in
Texas with interconnects to major consumption areas
throughout the U.S.
ETP is the 3
rd
largest retail propane marketer in the United
States serving more than one million customers from 442
customer service locations in 41 States

Build on existing franchise of highly synergistic assets
–
Basin diversity of natural gas supply
–
Enhance profitability of existing midstream assets
Assimilate acquisition pipes to run as one system
Add natural gas volumes under long-term producer commitments
Enhance utilization of underutilized assets
Assets provide option for blending CO2 and rich gas
Provide blending, treating and processing services to third party customers
–
Increase stability of cash flows
Continued emphasis on fee based midstream services
Converting gas purchase and sale contracts to transportation/storage fee-based revenue
Geographic diversity of propane business
Capitalize on internal expansion opportunities
–
Utilize existing infrastructure and customer relationships in constructing and expanding systems
–
Expand propane customer base in each district location
–
Optionality for producers
ETP Business Strategy

Growth through prudent acquisitions
–
Acquire midstream assets that expand footprint in current areas of operations
–
Acquire midstream assets that complement existing assets with blend-in economics
–
Acquire quality propane companies with excellent assets and
reputations
–
Focus on propane companies in regions experiencing above average population growth
Management focused on administrative and operating costs
–
Avoid large bureaucratic corporate staff
–
Continued optimization of overhead and administrative costs
–
Maintain low cost, decentralized propane operations
ETP Business Strategy (cont'd)

5 ENERGY TRANSFER BUILDING THE STRATEGIC ASSET BASE

AQUILA & OASIS
Oklahoma
Oklahoma City
Dallas / Ft Worth
CARTHAGE HUB
Louisiana
Texas
WAHA HUB
Austin
Houston
Baton Rouge
KATY HUB
San Antonio
AGUA DULCE HUB
January 2004
ENERGY TRANSFER

6

TUFCO & BOSSIER
Oklahoma
Oklahoma City
Dallas / Ft Worth
CARTHAGE HUB
Louisiana
Texas
WAHA HUB
Austin
Houston
Baton Rouge
KATY HUB
San Antonio
AGUA DULCE HUB

June 2004

ENERGY TRANSFER

7

Oklahoma City
OKLAHOMA
TEXAS
Dallas/Ft. Worth Metro Area
LOUISIANA
WAHA HUB
Baton Rouge
Austin
Houston
KATY HUB
San Antonio
January 2005
LEGEND
Energy Transfer Pipeline
ETC Oasis Pipeline
ETC TUFCO Pipeline
ETC Ft. Worth Basin Loop
ETC Devon Pipeline
ETC North Loop-Atmos
ETC HPL

ENERGY TRANSFER

8

9 Propane Locations Energy Transfer Titan

ENERGY TRANSFER & TRANSWESTERN
ASSET OVERVIEW
Pipeline Capacity
*To California Border 1.200 Bcf/d
*San Juan Lateral to Mainline 1.235 Bcf/d
*West Texas Lateral 0.580 Bcf/d
*Texas Panhandle Lateral 0.263 Bcf/d
Phoenix Project - Marketing
*Expansion of Transwestern Assets with 255 miles of 36" to serve markets in the Phoenix Area
*Three county area served by this project includes Pinal, Maricopa & Yavapai
*Cities encompassed by these counties include Phoenix, Prescott & Scottsdale
*Project will provide 500 MMcf/d of capacity to these areas with gas sourcing from the Rockies and San Juan Basin.
*Additional looping (one report 25 mi) of the San Juan Basin Line is also planned.
Arizona
Phoenix
New Mexico
Oklahoma
Arkansas
Texas
Louisiana
Transwestern Interconnects
Transwestern Pipeline Company
ENERGY TRANSFER

10 ETP’s Contiguous Footprint Expands with Transwestern Acquisition

Transwestern Acquisition
Negotiated transaction, no auction – $1.465 billion purchase price
–
$1.0B purchase price, plus $490 million of debt assumed less an estimated $25 million distribution to buyer at the closing of Step 2
2 Step transaction
–
Step 1 – Purchased GE’s 50% ownership in CCE Holdings for $1B, less an estimated $25M distribution to buyer at closing (closed
November 1, 2006)
CCE Holdings = Transwestern Pipeline + 50% of Citrus Corp.
(Florida Gas Transmission)
–
Step 2 – Exchanged 50% ownership in CCE Holdings + $490M in
cash/debt assumption for 100% ownership in Transwestern Pipeline
(closed December 1, 2006)
Final closing transactions – $48 million distribution received,
$6 million net adjustment received and $13 million revolver
balance paid by ETP
LLC purchase – full tax basis step-up

ETP Acquisition Activity
Thru December 2006
October 2002 – Energy Transfer purchased Texas and Oklahoma midstream assets and 50% of Oasis Pipeline from Aquila Corp.
December 2002 – Energy Transfer purchased remaining 50% interest in Oasis from
DOW
January 2004 – Energy Transfer completed reverse merger with Heritage Propane
Partners (NYSE: HPG)
March 2004 – Heritage Propane Partners renamed Energy Transfer Partners
(NYSE:ETP)
June 2004 – ETP purchased TUFCO pipeline system from TXU Corp. for $500mm
June 2004 – ETP completes East Texas (Bossier) Pipeline Expansion
November 2004 – ETP purchased Devon’s Austin Chalk midstream assets for
$65mm
January 2005 – ETP purchased Houston Pipeline Company from AEP for $825mm
January 2005 – ETP announced joint venture with Atmos Energy to build North
DFW Pipeline
May 2005 – ETP completes Fort Worth Basin Pipeline Project
June 2006 – ETP purchased Titan Propane LLC assets for $549mm
December 2006 – ETP purchased Transwestern Pipeline for $1,465mm

ETP’s Recently Completed Projects

Recently Completed Projects
ETP recently announced that Phase I of its
265 mile 42” pipeline project is in service
Connects the Bossier Katy, ET Fuel and
HPL systems
Initial volumes of 250,000 MMBtu/day
Volumes up to 800,000 MMBtu/day by
11/06
ETP and Atmos began flowing gas in
December 2005 through the 30” North Side
Loop
Initial volumes of 110,000 +/day
increasing progressively to 225,000
MMBtu/day
Allows ETP to offer integrated transportation
optionality and flexibility to producers and
markets
42-inch Pipeline – Phase I
30-inch Pipeline – (Atmos Partnership)

ETP’s Projects under Construction

Projects under Construction
2 24-inch and 36-inch pipeline extensions
42-inch Pipeline – Phase II and III
Silsbee 42-inch Loop – 160 miles
36-inch Northside to Paris Loop – 130 miles
320 MMcf/day Processing Plant–Johnson City
Phoenix Lateral

Delta
Denton
McKinney
Collin
Wise
I 35 W
Greenville
Richardson
US Hwy 69
Irving
Dallas
Mesquite
Mineral Wells
Weatherford
Fort Worth
Arlington
Parker
US Hwy 175
Kaufman
Waxahachie
Hood
Cleburne
Johnson
Somervell
Ellis
Henderson
Corsicana
Navarro
State Hwy 6
Bosque
11

2 24-inch and 36-inch pipeline
expansions
24-inch pipeline
–
extending from ETP’s Processing Plant
in Johnson County  north 24 miles
Currently in partial service.  Will be
completely commercial by 11/06
Capacity - 400,000 +MMBtu/day
24-inch pipeline -
Extending north from Maypearl 24
miles to the Mansfield area
Commercial by 11/06
Capacity - 400,000 + MMBtu/day
36-inch pipeline -
Connecting ETP’s 36-inch NTP pipeline
with ETP’s 42-inch pipeline
Capacity – 700,000 MMBtu/day

42-inch Pipeline Expansion
Phases II and III
Phase II:    Texoma to Carthage – In
commercial service December 2006
Phase III:    Cleburne to Reed – In commercial
service March 2007
–
Right-of-way is 100% complete
–
Pipe is ordered and being delivered
Reed Compression – In commercial service
November 2006
Stryker Compression – In commercial service
December 2006
Estimated $290 million in incremental, fee-
based EBITDA to ETP
Provides producers with firm capacity out of
the Barnett Shale and other major producing
areas to all major market hubs in Texas and
numerous interstate pipelines
Allows ETP to offer integrated transportation
across its systems in Texas
10-year transportation agreements with XTO,
EOG and Quicksilver

❖

❖

❖

❖

Jacksonville
Center
Nacogdoches
Limestone
Trinity
Livingston
San Jacinto
Cleveland
Conroe
Liberty
Sabine

42” Silsbee Pipeline Expansion
Interconnection with ETP’s 30”
Pipeline in Freestone County to
interconnect with ETP’s HPL
Texoma Pipeline
Connecting the expanding Bossier
Play to intrastate and interstate
markets
42” pipeline through six counties
in East Texas, including
Freestone, Leon and Houston
counties
Estimated Commercial service
date 11/07

Sherman
Denton
Paris
Delta
Weatherford
Mesquite
Corsicana
Henderson

36-inch Northside to Paris Loop
Interconnection with ETP’s ET
Fuel system in Tarrant County,
ETP’s 30” Loop and Atmos’
system in Denton County
Extending over 130 miles to an
interconnection with the HPL
Texoma Pipeline
Large capacity outlet for Barnett
Shale production north of the
DFW metroplex
Initial Capacity – 650,000
MMBtu/day
Estimated Commercial service
date 11/07

✣

Wise
Mineral Wells
Weatherford
Parker
Collin
Greenville
US Hwy 69
Richardson
Dallas
Mesquite
US Hwy 175
Kaufman
Waxahachie
Cleburne
Hood
Somervell
Ellis
Corsicana
Navarro
State Hwy 6
Bosque
Henderson

Processing Plants – Johnson County
ETP is installing processing
plants in Johnson County
–
Capacity 320,000 Mcf/day
–
Installation in steps –
130,000 Mcf/day
completed by October
2006
–
Installation of additional
190,000 Mcf/day of
capacity is estimated to be
completed by June 2007
–
Estimated $65 million in
construction cost
–
Contracts structured
primarily as fee-based
revenue

Skull Valley
Hillside
Kirkland Junction
Humboldt
Mayer
Prescott Natl. For.
Childs
Strawberry
Pine
Heber
Forest Lakes
Payson
Dale
Yarnell
Crown King
Congress
Black Canyon City
Gisela
Young
Jakes Corner
Fort Apache Ind. Res.
Rock Springs
Wickenburg
Aguila
Gladden
New River
Morristown
Cave Creek
Carefree
Wittmann
Sunflower
Tonto Natl. For.
Roosevelt
Surprise
Sun City
Fountain Hills
Glendale
Youngtown
Tortilla Flat
Tonopah
Goodyear
Phoenix
Avondale
Palo Verde
Buckeye
Guadalupe
Tempe
Miami
Globe
Laveen
Superior
Chandler
Arlington
Rainbow Valley
Florence Junction
Sun Lakes
Kelvin
Maricopa
Florence
Hyder
Ak-Chin
Coolidge
Cactus Forest
Agua Caliente
Gila Bend
Casa Grande
Randolph
Dudleyville
Sentinel
Sonoran Desert Natl. Mon.
© 2005 MapQuest.com, Inc.

New Phoenix Lateral:
–
260 miles of 36” and 42” pipeline from
TW’s existing mainline at Ash Fork, AZ
to Phoenix, AZ
–
Initial 500 MMcf/d of new pipeline
capacity to be expanded to 775MMcf/d
–
Projected in-service date mid-year
2008
Upstream Segments:
–
Complete San Juan loop
–
26 miles, 36” pipe
–
375 MMcf/day of additional capacity
from Blanco
Over $700 million of capital
expenditures planned through
February 2009 – with total of $765
million upon completion of
compression in late 2010
Approximately $86 million EBITDA
when compression complete
1
2
3
4 5
7 8
9
Transwestern – Growth Opportunities
Delivery Points:  1-Prescott (UNS), 2-SWGas, 3-APS Red Hawk,
4-Duke Arlington Valley, 5-Sempra Mesquite, 6-Gila Bend, 7-SRP
Desert Basin, 8-APS Sundance, 9-SRP Santan Lateral

Financial Overview

Maintain conservative credit profile
–
Enhance investment grade profile
–
Maintain a Debt to EBITDA ratio of 3.25x or less at ETP, 4.00x or less at ETE and
4.50x or less on a consolidated basis, except for temporary periods during acquisitions
–
Maintain an Interest Coverage Ratio of greater than 5.0x at ETP and greater than
3.00x at ETE
Finance acquisitions and internal growth projects with at least 50% equity and the remainder with internally generated cash and debt
–
Since January 2004, ETP has invested approximately $5.0 billion in acquisitions and organic growth projects, of which $2.8 billion was financed with equity
Financial Policy
(1) Equity Financing includes $190 million proceeds from the Elk City Sale.
Balanced Approach to Financing Acquisitions and Growth Capex
74.3%
38.8%
65.5%
100.0% 100.0%
54.1%
25.7%
61.2%
100.0%
34.5%
100.0%
45.9%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
Heritage Propane
(Jan 2004)
TUFCO System
Pipeline (June
2004)
Austin Chalk
Midstream Assets
(Nov 2004)
Houston Pipeline
System (Jan 2005)
(1)
Management
Private Placement
$135MM Equity to
ETE
Titan Acquisition Total (2004 - 2006
YE)
Equity Financing Cash on Hand and Debt Financing

Pre-fund equity portion so bondholders don’t have to wait!
–
Raised $350 million through Private Placement at closing of HPL transaction
–
Raised $290 million equity to fund East Texas 42-inch expansion
–
Raised $1,200 million equity to fund Transwestern Pipeline and Titan transactions
Maintain a distribution coverage ratio of greater than 1.2x
Financial Policy (Cont'd)

ETP Distribution History
$1.30
$1.40
$1.50
$1.65
$1.75
$1.85
$1.95
$2.00
$2.20
$2.35
$2.55
$3.00
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06

ETP Equity Issued ($ millions)
ETP Unit Price ($)
1/04
2/04
3/04
4/04
5/04
6/04
7/04
8/04
9/04
10/04
11/04
12/04
1/05
2/05
3/05
4/05
5/05
6/05
7/05
8/05
9/05
10/05
11/05
12/05
1/06
2/06
3/06
4/06
5/06
6/06
7/06
8/06
9/06
10/06
11/06

ETP Demonstrated Access to Equity Capital
$350.0
$52.1
$106.0
$132.4
$194.2
$336.4
$0
$50
$100
$150
$200
$250
$300
$350
$400
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
$50.0
Net Equity Issued Monthly Average Price per Unit
$450
$500
$550
$650
$600
$1,000.0
$1,200.0

Investment Highlights
Substantial competitive advantage
–
High quality portfolio of assets
Strong credit statistics
–
Compares favorably with BBB+ / BBB peers
–
Management commitment to credit quality
High common unit coverage
–
ETP retains cash to fund internal growth and strengthen balance sheet
Low risk, high rate of return growth opportunities
–
Low construction price to EBITDA multiples
–
Long-term contracts already in place
Excellent access to public debt and equity markets
–
Significant liquidity
History of consistent distribution growth
Experienced management with substantial equity ownership